Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
K.	SUBSEQUENT EVENTS

The Company is closely monitoring the public health response and economic impacts of COVID-19. There is significant uncertainty related to the economic outcomes from this global pandemic, including the response of the federal, state and local governments as well as regulators such as the Federal Housing Finance Agency (or “FHFA”).

The Company believes that its strong balance sheet and access to capital provides it with liquidity for continued growth amid the significant volatility. This is evidenced by the Company’s loan origination volume which increased 68.6% for the nine months ended September 30, 2020 as compared to the prior year period, and increased 81.0% for the three months ended September 30, 2020 as compared to the prior year period.

On November 3, 2020, the Company issued $800.0 million in aggregate principal amount of senior unsecured notes due November 15, 2025 (the “Senior Notes”). The Senior Notes accrue interest at a rate of 5.500% per annum. Interest on the Senior Notes is due semi-annually on May 15 and November 15 of each year, beginning on May 15, 2021. The Company intends to (1) use approximately $500.0 million of the net proceeds from the offering of Senior Notes for general corporate purposes to fund future growth and (2) distribute the remainder to SFS Holding Corp., the Company’s member, for tax distributions.

On or after November 15, 2022, the Company may, at its option, redeem the Senior Notes in whole or in part during the twelve-month period beginning on the following dates at the following redemption prices: November 15, 2022 at 102.750%, November 15, 2023 at 101.375%, or November 15, 2024 until maturity at 100.000%, of the principal amount of the Senior Notes to be redeemed on the redemption date plus accrued and unpaid interest. Prior to November 15, 2022, the Company may, at its option, redeem up to 40% of the aggregate principal amount of the Senior Notes originally issued at a redemption price of 105.500% of the principal amount of the Senior Notes to be redeemed on the redemption date plus accrued and unpaid interest with the net proceeds of certain equity offerings. In addition, the Company may, at its option, redeem the Senior Notes prior to November 15, 2022 at a price equal to 100% of the principal amount redeemed plus a “make-whole” premium, plus accrued and unpaid interest.

The indenture governing the Senior Notes contains customary covenants, subject to a number of exceptions and qualifications, including restrictions on the ability of the Company to (1) incur additional non-funding indebtedness unless either (y) the Fixed Charge Coverage Ratio (as defined in the indenture) is no less than 3.0 to 1.0 or (z) the Debt-to-Equity Ratio (as defined in the indenture) does not exceed 2.0 to 1.0, (2) merge, consolidate or sell assets, (3) make restricted payments, including distributions, (4) enter into transactions with affiliates, (5) enter into sale and leaseback transactions and (6) incur liens securing indebtedness.

Management has evaluated subsequent events through November 3, 2020, the date on which the condensed consolidated financial statements were available to be issued.

N.	SUBSEQUENT EVENTS

The Company entered into various agreements to sell a total of approximately $24.5 billion of its $72.6 billion in unpaid principal balance of MSRs for cash throughout February and March 2020.

On May 15, 2020, SFS Holding Corp, the Company’s sole member, issued and sold $200 million in aggregate principal amount of senior secured notes and on June 15, 2020 and July 15, 2020, the SFS Holding Corp. issued and sold an additional aggregate $100 million in principal amount of senior secured notes (collectively, the “Senior Notes”) and has the ability to issue up to an additional $200 million in principal amount of senior secured notes on the same terms. The Senior Notes mature on May 15, 2025, and bear interest at a rate of 15.50% per annum. Interest on the Senior Notes is payable quarterly commencing on September 30, 2020. SFS Holding Corp.’s obligations under the Senior Notes are guaranteed by the Company and secured by substantially all of the Company’s assets subject to certain exceptions. SFS Holding Corp. repaid and terminated the Senior Notes in full on September 16, 2020.

During February and through April 16, 2020, the Covid-19 Virus, spread throughout the United States. In partial response to this, in March of 2020, Federal, state and local governments mandated a variety of policies which resulted in a substantial decrease in economic activity and extreme volatility in the financial markets. Much of the volatility in the financial markets stemmed from the Federal Reserve’s unprecedented participation in buying Treasury securities and MBS. The current phase of Quantitative Easing includes a commitment of unlimited buying of MBS in an attempt to stabilize the financial markets. The immediate impact and expected duration of their participation has driven prices on low coupon MBS to extraordinary levels. The Company and independent mortgage bankers in general, have been presented with severe challenges to maintain liquidity due to margin call requirements on forward sales of MBS. The extent and duration of the impact of the government polices referred to above on the domestic housing market, employment levels and general economic activity cannot be predicted at this time. Additionally, Congress has passed legislation to permit individual consumers who assert they have been affected by the Covid-19 Virus, potential options of forbearance on making monthly mortgage payments. This program could have a material effect on mortgage servicers including the Company, as advances to securities holders may be required under various MBS programs in which the Company participates, even if the borrower does not make payments. The Company is currently evaluating the potential impact of the legislation and while it has partially mitigated the potential impact due to how we participate in MBS programs, we still may be at risk for significant advances to MBS holders. These advances may significantly impact the Company’s liquidity and financial position. Congress and other Federal agencies have proposed programs which may support financing of such advances, but the ability to use those programs is uncertain until proposals are finalized.

On September 22, 2020 the Company and Gores Holdings IV, Inc., a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, entered into a definitive agreement with respect to a business combination. Upon completion of the proposed transaction, the Company’s current owners will retain approximately 94% ownership of the combined company which will operate under the United Wholesale Mortgage name. Class A common stock of the combined company will be listed on NASDAQ under the new ticker symbol “UWMC.” The proposed business combination is expected to close in the fourth quarter of 2020, subject to customary closing conditions, including the receipt of regulatory approvals, and approval of the stockholders of Gores Holdings IV.

Management has evaluated subsequent events through September 30, 2020, the date on which the consolidated financial statements were available to be issued.

M.	SUBSEQUENT EVENTS

The Company consummated an MSR sale in 2019 for UPB of $13.2 billion. The transaction was initiated in 2018. Management has evaluated subsequent events through September 30, 2020, the date on which the consolidated financial statements were available to be issued.